AMERICAN INDEPENDENCE FUNDS TRUST

SUPPLEMENT DATED JUNE 27, 2012

TO THE

PROSPECTUS DATED FEBRUARY 29, 2012

(AS SUPPLEMENTED THROUGH MAY 15, 2012)

NESTEGG TARGET DATE FUNDS

NESTEGG FUND (TICKER SYMBOLS: NECSX, NECPX)	NESTEGG 2030 FUND (TICKER SYMBOLS: NETHX, NEHPX)
NESTEGG 2020 FUND (TICKER SYMBOLS: NETWX, NETPX)	NESTEGG 2040 FUND (TICKER SYMBOLS: NEFYX, NEFPX, NEJVX)
NESTEGG 2050 FUND (TICKER SYMBOLS: NEFTX, NEFAX)

(the “Funds”)

Effective June 29, 2012, Richard (“Rick”) Baird will serve as the Portfolio Manager of the value equity strategy of the NestEgg Target Date Funds, replacing Jeffrey Miller. To reflect this change, the Prospectus is updated as follows:

1.  Under each Fund’s “FUND SUMMARY” in the sub-section entitled “Portfolio Management,” the table regarding the Investment Adviser’s portfolio managers responsible for the day to day management of the Funds shall be replaced with the following:

Manager Name	Primary Title	Adviser	Managed the Fund Since
T. Kirkham “Kirk” Barneby	Chief Strategist & Portfolio Manager (Fixed Income)	AIFS	2008
Glenn Dorsey	Portfolio Manager (Fixed Income)	AIFS	2009
Richard “Rick” Baird	Portfolio Manager (Value Equity)	AIFS	2012

2. Under “Fund Management” in the section “MORE ABOUT THE FUNDS” the following replaces in its entirety the information for “Portfolio Managers” under “The Investment Adviser”:

Portfolio Managers

The Funds’ portfolio managers are responsible for the day-to-day management of the Funds.  The Funds are co-managed by, Mr. T. Kirkham Barneby, Mr. Glenn Dorsey and Mr. Richard Baird. Mr. Barneby and Mr. Dorsey manage the fixed income allocation of each Fund’s portfolio and they also oversee the sub-advisers. Mr. Baird is responsible for the day-to-day management of the Funds with respect to the value equity allocation of each Fund’s portfolio. The biographical information for each portfolio manager is set forth below.

Mr. T. Kirkham “Kirk” Barneby joined AIFS in 2008 as Chief Strategist & Portfolio Manager, Taxable Fixed Income.  At AIFS he utilizes a proprietary discipline, grounded in the economic theory of interest rate behavior, to manage interest rate exposure or risk.  Prior to AIFS, Mr. Barneby was a Managing Member of Old Iron Hill Capital Management, LLC employing quantitatively-oriented fixed income and multi-strategy investment approaches.  Previously, he headed an investment group at UBS in New York that managed equity and bond portfolios with roughly $7 billion in assets.

Mr. Glenn Dorsey, Portfolio Manager, joined AIFS in January 2009. Before joining AIFS, Mr. Dorsey was the founder of Reveille Asset Management where he worked as a Portfolio Manager from July 2006 until January 2009. Prior to starting Reveille, Mr. Dorsey was a portfolio manager with Jamison Prince Asset Management from December 2004 to July 2006. Mr. Dorsey has been in the financial services industry for 24 years and is a Chartered Financial Analyst.

Richard “Rick” Baird,  Portfolio Manager, joined AIFS in June 2012. Mr. Baird also manages fixed income and value equity strategies at Yellowstone Partners, which he joined in January 2010. Mr. Baird founded Wind River Advisors LLC in March 2008, an investment firm acquired by Yellowstone Partners in 2009. Mr. Baird’s background includes Senior Vice President of Zions Bank and Chief Investment Officer of the investment division of Western National Trust Company, the 6-state Zions’ subsidiary. He was Vice President at Seafirst Bank in Seattle where he chaired the Equity Strategy Committee and Vice President at First Security Investment Management where he managed foundations and the firm’s municipal bond funds. Mr. Baird is a Chartered Financial Analyst and member of the Institute of Chartered Financial Analysts. He has managed municipal bonds and equities for high net-worth clients and mutual funds for over 25 years.

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AMERICAN INDEPENDENCE FUNDS TRUST

SUPPLEMENT DATED JUNE 27, 2012

TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 29, 2012

NESTEGG TARGET DATE FUNDS

NESTEGG FUND (TICKER SYMBOLS: NECSX, NECPX)	NESTEGG 2030 FUND (TICKER SYMBOLS: NETHX, NEHPX)
NESTEGG 2020 FUND (TICKER SYMBOLS: NETWX, NETPX)	NESTEGG 2040 FUND (TICKER SYMBOLS: NEFYX, NEFPX, NEJVX)
NESTEGG 2050 FUND (TICKER SYMBOLS: NEFTX, NEFAX)

(the “Funds”)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

Effective June 29, 2012, Richard (“Rick”) Baird will replace Jeffrey Miller as the Portfolio Manager of the value equity strategy for the Funds. The Statement of Additional Information is hereby amended and supplemented, effective June 29, 2012, to reflect the following changes:

Under the section entitled “PORTFOLIO MANAGER INFORMATION”, the following sub-sections are updated as noted:

a)      Under “Portfolio Managers”, the Mr. Baird’s biographical information as noted below shall replace in its entirety the biographical information for Mr. Miller located directly under the sub-section titled “Value Equity Team (American Independence Financial Services, LLC):”

Richard (“Rick”) Baird. Lead Portfolio Manager. Mr. Baird joined AIFS in June 2012. Mr. Baird also manages fixed income and value equity strategies at Yellowstone Partners, which he joined in January 2010. He is a Chartered Financial Analyst and member of the Institute of Chartered Financial Analysts. He has managed municipal bonds and equities for high net-worth clients and mutual funds for over 25 years. Mr. Baird founded Wind River Advisors LLC in March 2008, an investment firm acquired by Yellowstone Partners in 2009. Mr. Baird’s background includes Senior Vice President of Zions Bank and Chief Investment Officer of the investment division of Western National Trust Company, the 6-state Zions’ subsidiary. He was Vice President at Seafirst Bank in Seattle where he chaired the Equity Strategy Committee and Vice President at First Security Investment Management where he managed foundations and the firm’s municipal bond funds. Mr. Baird is a past officer of the CFA Society of Salt Lake.

b)      Under “Beneficial Ownership by Portfolio Manager”, it shall be noted that as of the date of this sticker, the Mr. Baird did not own any shares of the Funds or of any fund in the Trust.

c)      Under “Account Management Disclosures”, in the table regarding the portfolio managers and the other accounts and assets managed by them shall be updated to eliminate Jeffrey Miller and include the following information for Mr. Baird:

As of 05/31/2012	’40 Act Mutual Fund Vehicles		Commingled Trust Fund Vehicles		Other Separate Account Vehicles
Portfolio Manager	No. of Accts.	Total Assets	No. of Accts.	Total Assets	No. of Accts.	Total Assets
Richard Baird	0	$0	0	$0	665	$226,000,000

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